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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 29, 2002

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-21366                41-1590621
(State of or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)


            2905 Northwest Boulevard, Suite 20,
                   Plymouth, Minnesota                            55441
         (Address of principal executive offices)              (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER

On July 29, 2002, Tricord Systems, Inc. (the "Company") issued a press release announcing that it received a notice from Nasdaq on July 26, 2002 that its request for additional time to regain compliance with Nasdaq's continued listing requirements has been denied. Accordingly, Tricord's securities will be delisted from the Nasdaq SmallCap Market at the opening of business on August 5, 2002 unless Tricord files an appeal regarding its delisting with Nasdaq by August 2, 2002. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TRICORD SYSTEMS, INC.


Dated:   July 29, 2002                      By /s/ Keith T. Thorndyke
                                               ---------------------------------
                                               Keith T. Thorndyke
                                               Chief Executive Officer









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                                INDEX TO EXHIBITS


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
Exhibit              Item                                                          Method of Filing
-------              ----                                                          ----------------
99.1                 Press Release dated July 29, 2002, announcing that the         Filed herewith electronically
                     Company received a notice from Nasdaq regarding possible
                     delisting.

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